Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	763	13.12%
Delinquency, No Missing Data	5051	86.83%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	3	0.05%
Total	5817	100.00%